WESTPOINT INTERNATIONAL, INC.

SUBSCRIPTION AGREEMENT

The undersigned (“Subscriber”) hereby tenders this subscription to WestPoint International, Inc. (f/k/a WS Textile Co., Inc.) (the “Company”) for the acquisition of that number of Subscription Rights (the “Securities”) as is determined in accordance with the provisions of Section 3.3 of the Asset Purchase Agreement by and among the Company, New Textile One, Inc., New Textile Two, Inc., WestPoint Home, Inc. (f/k/a Textile Co., Inc.), WestPoint Stevens Inc., WestPoint Stevens Inc. I, WestPoint Stevens Stores Inc. and J.P. Stevens Enterprises, Inc., dated as of June 23, 2005 (the “Asset Purchase Agreement”), as modified by the Order on Remand dated December 6, 2010.  Terms used herein and not otherwise defined herein shall have the meanings prescribed to them in the Asset Purchase Agreement.

1.           The Subscriber acknowledges and understands that this Subscription Agreement (the “Agreement”) shall not be binding on the Company until the terms and conditions set forth in the Asset Purchase Agreement are satisfied and the Company executes a counterpart hereof.

2.           The Subscriber hereby represents, warrants, covenants and agrees as follows:

(a)           The Subscriber is an accredited investor, as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as established by the Subscriber’s responses to the Accredited Investor Certification attached to this Agreement as Schedule A.

(b)           The Securities are being acquired by the Subscriber for the account of the Subscriber for investment purposes only, within the meaning of the Securities Act, with no intention of offering, selling or assigning any participation or interest therein directly or indirectly, and not with a view to the distribution thereof other than as permitted by the Registration Rights Agreement.  No one other than the Subscriber has any right to acquire the Securities.

(c)           The Subscriber’s financial condition is such that the Subscriber has no need for any liquidity in its investment in the Company and is able to bear the risk of holding the Securities for an indefinite period of time and the risk of loss of its entire investment in the Company.  The Subscriber (i) is a financial institution or other organization and its representatives are capable of evaluating the merits and risks of acquiring the Securities, or (ii) has knowledge and experience (or the Subscriber has utilized the services of a representative and together they have knowledge and experience) in financial and business matters to be capable of evaluating the merits and risks of holding the Securities and to make an informed decision relating thereto.

(d)           The Subscriber acknowledges and understands that:

(i)           An investment in the Company is speculative and involves significant risks.

(ii)           There are substantial restrictions on the transferability of the Securities, which restrictions are set forth in the Asset Purchase Agreement, including Exhibit C thereto.  There is currently no public market for the Securities and none may develop. Accordingly, the Subscriber may not be able to liquidate his investment in the Company, which investment the Subscriber may have to hold until the Company is liquidated.

(iii)           Each Subscriber acknowledges that the Securities have not been registered under the Securities Act or under the securities or “blue sky” laws of any jurisdiction, by reason of specific exemptions thereunder relating to the limited availability of the offering.  The Securities cannot be sold, transferred or otherwise disposed of to any person or entity unless registered under the Securities Act and any other applicable securities or “blue sky” laws, if such registration is required, or pursuant to an exemption therefrom applicable to such transaction.

(e)           If the Subscriber is a corporation, partnership, trust or other entity, (i) the Subscriber has full right and power to make the investment applied for pursuant to this Agreement, (ii) all necessary actions of the entity have been taken to authorize the purchase of the Shares hereunder, and (iii) the person executing this Agreement on behalf of the entity is duly authorized and empowered to bind the entity to all of the terms hereof.

3.           The Subscriber agrees to the imprinting, so long as is required under applicable law, of a legend on each of the certificates representing the Securities and on each of the certificates representing the shares of Common Stock that are issued upon exercise of the Subscription Rights in the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, (II) THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR (III) THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT.

4.           The Subscriber hereby agrees to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws, rules and regulations to which the Company is subject.

5.           The representations, warranties covenants and agreements of the Subscriber contained in this Agreement will survive the execution hereof and the distribution of the Securities to the Subscriber.

6.           Neither this Agreement nor any provision hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

7.           References herein to a person or entity in either gender include the other gender or no gender, as appropriate.

8.           This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same agreement.

9.           This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of New York.

SUBSCRIBER SIGNATURE PAGE

Date: ______________, 2010
FOR INDIVIDUAL SUBSCRIBERS

Signature of subscriber	Address of subscriber

Name of Subscriber	Social Security Number
[please print]

FOR PARTNERSHIP, CORPORATION OR TRUST SUBSCRIBERS

Print exact name of Corporation,	Address of Subscriber
Partnership or Trust

By:
Authorized Signatory	Tax Identification Number

Print Name and Title

COMPANY SIGNATURE PAGE

The foregoing Subscription Agreement is hereby accepted as of ______________, 2010.

WestPoint International, Inc.

By:
Name:
Title:

SCHEDULE A

ACCREDITED INVESTOR CERTIFICATION

Please indicate the basis on which you would be deemed
an “accredited investor” by initialing the appropriate line provided below:

“Accredited investor” shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1)           _____ Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2)           _____ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(3)           _____ Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4)           _____ Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5)           _____ Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(6)           _____ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7)           _____ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in §230.506(b)(2)(ii); and

(8)           _____ Any entity in which all of the equity owners are accredited investors.

The undersigned Subscriber represents and agrees that this Accredited Investor Certification is complete and accurate and may be relied upon by the Company and agrees to notify the Company immediately of any change in the information provided herein.

IN WITNESS WHEREOF, the undersigned or has executed this Accredited Investor Certification on this ___ day of December, 2010.

SUBSCRIBER

Print Name of Subscriber

By:
Name:
Title: